UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): June 20, 2007

Orthofix International N.V.
(Exact name of Registrant as specified in its charter)

Netherlands Antilles	0-19961	N/A
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

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7 Abraham de Veerstraat
Curacao
Netherlands Antilles	N/A
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 011-59-99-465-8525

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Orthofix International N.V. Amended and Restated 2004 Long-Term Incentive Plan.

At the Annual Meeting of shareholders of Orthofix International N.V. (the “Company”) held on June 20, 2007, the Company’s shareholders approved a further amendment and restatement of the Company’s Amended and Restated 2004 Long-Term Incentive Plan (the “LTIP”), for purposes of making the major changes noted below (in addition to other less substantive changes, as shown on the face of the LTIP found in the Company’s proxy statement described below):

•
increase in the number of shares subject to awards under the plan from 2,000,000 to 2,800,000 to ensure that the Company has a sufficient number of shares of common stock available for equity-based awards;

•	provide for fixed awards to non-employee directors on the date of their first election to the board of directors of the Company and on each subsequent re-election or re-appointment;

•	specifically allow for grants of restricted stock awards under the LTIP;

•	provide that the exercise price of any stock option awards be not less than 100% of fair market value (as defined in the plan) on the date of grant;

•	prohibit the repricing of any stock option or stock appreciation right awards granted under the plan without shareholder approval;

•	allow future amendment of the LTIP and award documents thereunder to comply with the requirements of Section 409A of the Internal Revenue Code; and

•	provide for certain administrative and other changes.

Additional information concerning certain of the amendments to the LTIP can be found in the Company’s proxy statement filed with the Securities and Exchange Commission on April 25, 2007.

The description of the LTIP in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the LTIP, a copy of which is attached as Exhibit 10.1 and is incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

10.1	Orthofix International N.V. Amended and Restated 2004 Long-Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORTHOFIX INTERNATIONAL N.V.

Date: June 26, 2007	By:	/s/ Thomas Hein
	Name:	Thomas Hein
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Orthofix International N.V. Amended and Restated 2004 Long-Term Incentive Plan